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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):

                                January 23, 2003
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                          COLUMBIA BANKING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)



                                   Washington
                                   ----------
                 (State or other jurisdiction of incorporation)


           0-20288                                     91-1422237
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   (Commission File Number)                   IRS Employer Identification No.


                                  1301 A Street
                                Tacoma, WA 98402
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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (253) 305-1900
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Item 5.  OTHER EVENTS


         On January 23, 2003, we issued a press release announcing our fourth quarter and fiscal year 2002 financial results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


         (a)      Financial statements. - not applicable

         (b)      Pro forma financial information. - not applicable

         (c)      Exhibits.

                  99.1    Press Release dated January 23, 2003 announcing
                          Fourth Quarter and Fiscal Year 2002 Financial Results.































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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  January 27, 2003              COLUMBIA BANKING SYSTEM, INC.



                                               By: /s/  William T. Weyerhaeuser
                                                   ----------------------------
                                                   William T. Weyerhaeuser
                                                   Chief Executive Officer






























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